SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2005
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                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)

  Delaware                         0-23901                      13-3979226
  --------                         -------                      ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                        191 Post Road, Westport, CT 06880
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2005, GSV, Inc. ("GSV") and Brooks Station Holdings, Inc. ("Brooks Station") entered into an agreement, dated March 10, 2005, pursuant to which Brooks Station agreed to extend the maturity of a promissory note issued by GSV on July 21, 2003 (the "July 2003 Note") and a promissory note issued by GSV on March 18, 2004 (the "March 2004 Note") from March 1, 2005 to September 1, 2005, and to waive any claim against GSV or its assets arising from GSV's failure to repay the notes on the original maturity date. The notes have an aggregate principal amount of $225,000 and aggregate accrued interest of $5,227.39 through March 10, 2005, bear interest at a rate of 8% per annum and are secured by a lien on all of GSV's assets. In addition, under the terms of the agreement, Brooks Station waived any claim against GSV, or its assets arising from GSV's failure to repay a promissory note issued by GSV on February 11, 2004 that was due on March 1, 2005 (the "February 2004 Note"). The February 2004 Note including $25,000 in principal and $2,147.95 in accrued interest was repaid contemporaneously with the execution of the agreement with Brooks Station. Brooks Station received 200,000 shares of GSV's common stock in connection with its purchase of the February 2004 Note and the March 2004 Note.

Forward-Looking Statements
--------------------------

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, our limited operating history, history of losses, need to raise additional capital, and the high risk nature of our business, as well as other risks described in our most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GSV, INC.
                                        ---------
                                        (Registrant)


Dated:  March 14, 2005                  By: /s/ Gilad Gat
                                            -------------
                                            Gilad Gat
                                            Chief Executive Officer
                                            (Principal Executive Officer)